UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 21, 2006


                              Simplagene USA, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                      333-100110                  01-0741042
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               (File Number)           Identification No.)


            500 Bi-County Boulevard, Suite 400, Farmingdale, NY 11735
               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 694-1111
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a)   Previous Principal Independent Accountant and Auditors

(i) Effective July 21, 2006, and solely as a result of the July 14, 2006 reverse acquisition with New Colorado Prime Holdings ("NCHP") then completed and described in Item 2.01 of Simplagene USA, Inc.'s ("the Company") Form 8-K filed on July 19, 2006, the Company's Board of Directors dismissed S.W. Hatfield, CPA ("Hatfield") as its independent registered public accounting firm.

(ii) The reports of Hatfield on the Company's financial statements for the fiscal years ended August 31, 2005 and August 31, 2004 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) During the fiscal years ended August 31, 2005 and August 31, 2004 and the review for the subsequent interim periods through May 31, 2006 and as of the date of the dismissal on July 21, 2006 (a) there were no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report and (b) there were no reportable events, as described in item 304(a)(2)(i) and (ii) of Regulation S-B.

(iv) The Company has provided Hatfield with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"). Hatfield has furnished the Company with a letter addressed to the SEC, which is attached hereto as an exhibit.

(b)  New Principal Independent Accountant and Auditors

On July 14, 2006, as a direct result of the reverse acquisition referenced above, the Company appointed BDO Seidman, LLP as its principal independent registered public accountant, which had been the independent accountants for NCHP since the year ended December 28, 2003. The Registrant has not consulted with or had discussions with BDO Seidman, LLP during any of its last two fiscal years ended August 31, 2005 and August 31, 2004 and the subsequent interim periods through the date of this report, regarding any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Exhibits

     16.1 Letter from S.W. Hatfield, CPA to the Securities and Exchange Commission dated July 21, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIMPLAGENE USA, INC.
                                             (Registrant)

Dated: July 24, 2006

                                          /s/ Thomas McNeill
                                          ------------------------------------
                                          Thomas McNeill, Vice President,
                                          Chief Financial Officer

                                  Exhibit Index

Exhibit No.                       Description
-----------                       -----------

  16.1 Letter from S.W. Hatfield, CPA to the Securities and Exchange Commission dated July 21, 2006.